UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

September 7, 2017

Concurrent Computer Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37706	04-2735766
(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification Number)
of Incorporation)

4375 River Green Parkway, Suite 100, Duluth, Georgia	30096
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 258-4000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02. Results of Operations and Financial Condition.

On September 7, 2017, Concurrent Computer Corporation (the “company”) issued a press release containing information about its financial condition and results of operations for its fourth quarter and fiscal year ending June 30, 2017. Included in the press release are (1) the unaudited condensed consolidated balance sheets of the company as of June 30, 2017 and June 30, 2016, (2) the company’s unaudited condensed consolidated statements of operations for the three and twelve months ended June 30, 2017 and 2016, and three months ended March 31, 2017, (3) the company’s unaudited condensed consolidated statements of comprehensive income (loss) for the three and twelve months ended June 30, 2017 and 2016, and three months ended March 31, 2017 and (4) a reconciliation of loss from continuing operations to the non-GAAP financial measure of Adjusted EBITDA for the three and twelve months ended June 30, 2017 and 2016, and three months ended March 31, 2017. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press release of Concurrent Computer Corporation, issued on September 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 2017

CONCURRENT COMPUTER CORPORATION

(Registrant)

By:	/s/ Warren Sutherland
Warren Sutherland
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number and Description

99.1	Press Release of Concurrent Computer Corporation, issued on September 7, 2017.